CUSTODY AGREEMENT
                         (Mutual Funds; U.S. Securities)


         AGREEMENT, dated as of                 between North Country
                               ----------------
Funds, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Fund") and The Bank of New York ("Custodian").

                                    ARTICLE I
                                   DEFINITIONS

         Whenever used in this Agreement, the following words shall have the meanings set forth below:

         1. "Authorized Person" shall be any person, whether or not an officer or employee of the Fund, duly authorized by the Fund to give Oral and/or Written Instructions and Certificates with respect to one or more Accounts, such persons to be designated in a Certificate of Authorized Persons which contains a specimen signature of such person.

         2. "BNY Affiliate" shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

         3. "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

         4. "Business Day" shall mean any day on which Custodian, the Book-Entry System and relevant Depositories are open for business.

         5. "Certificate" shall mean any notice, instruction, schedule or other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian and signed by an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

         6. "Depository" shall include the Depository Trust Company and any other securities depository or clearing agency (and their respective successors and nominees) registered with the Securities and Exchange Commission or otherwise authorized to act as a securities depository or clearing agency.

         7. "Oral Instructions" shall mean instructions received verbally by Custodian.

         8. "Securities" shall include, without limitation, securities held in the Book-Entry System or at a Depository, common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein.

         9. "Series" shall mean the various portfolios, if any, of the Fund listed on Schedule I hereto, and if none are listed, references to "Series" shall be references to the Fund.



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         10. "Written Instructions" shall mean written communications actually received by Custodian by S.W.I.F.T., tested telex, letter, facsimile transmission, or other method or system specified by Custodian as available for use in connection with the services hereunder.

                                   ARTICLE II
                       APPOINTMENT OF CUSTODIAN; ACCOUNTS;
                         REPRESENTATIONS AND WARRANTIES

         1. (a) The Fund hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and demand deposit accounts for each Series in which Custodian will hold Securities and cash as provided herein. Custodian shall maintain books and records segregating the assets of each Series from assets of any other Series. Such accounts (each, an "Account"; collectively, the "Accounts") shall be in the name of the Fund.

         (b) Custodian may from time to time establish on its books and records such sub-accounts within each Account as the Fund and Custodian may agree upon and Custodian shall reflect therein such assets as the Find may specify in a Certificate or Written Instructions.

         2. The Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each Oral or Written Instruction given by the Fund, that:

         (a) The Fund is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

         (b) This Agreement has been duly authorized, executed and delivered by the Fund, constitutes a valid and legally binding obligation of the Fund, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Fund prohibits the Fund's execution or performance of this Agreement;

         (c) It is conducting its business in substantial compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

         (d) It will not use the services provided by Custodian hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

         (e) It shall manage its borrowings, including, without limitation any advance or overdraft (including any daylight overdraft) in the Accounts, so that the aggregate of its total borrowings for each Series does not exceed the amount such Series is permitted to borrow under the Investment Company Act of 1940, as amended (the "'40 Act").

         (f) Its transmission or giving of, and Custodian acing upon, Certificates, Written Instructions, or Oral Instructions pursuant to this Agreement shall at all times comply with the '40 Act;

         (g) It shall impose and maintain restrictions on the destinations to which cash may be distributed by Written Instructions to ensure that each disbursement is for a proper purpose; and



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

         (h) It has the right to make the pledge and grant the security interest and security entitlement to Custodian contained in Article V hereof, free of any right of redemption or prior claim of any other person or entity, such pledge and such grant shall have a first priority subject to no setoffs, counterclaims, or other liens or grants prior to or on a parity therewith, and it shall take such additional steps as Custodian may require to assure such priority.

         3. The Fund hereby covenants that it shall from time to time complete and execute and deliver to Custodian upon Custodian's request a Form FR U-1 (or successor form) whenever the Fund borrows from Custodian any money to be used for the purchase or carrying of margin stock as defined in Federal Reserve Regulation U.

                                   ARTICLE III
                          CUSTODY AND RELATED SERVICES

         1. Subject to the terms hereof, the Fund hereby authorizes Custodian to hold any Securities received by it from time to time for the Fund's account. Custodian shall be entitled to utilize the Book-Entry System and Depositories to the extent possible in connection with its performance hereunder. Securities and cash deposited by Custodian in the Book-Entry System or a Depository will be held subject to the rules, terms and conditions of the Book-Entry System or such Depository. Custodian shall identify on its books and records the Securities and cash belonging to the Fund, whether held directly or indirectly through the Book-Entry System or a Depository. Securities and cash of the Fund deposited in the Book-Entry System or a Depository will be represented in accounts which include only assets held by Custodian for its customers.

         2. Custodian shall furnish the Fund, or the Fund's agent, with an advice of daily transactions and a monthly summary of all transfers to or from the Accounts. Custodian shall send all advices, confirmations and statements in hard copy form to the address specified by an Authorized Person. The Fund, or the Fund's agent, as the case may be, may elect to receive advices, confirmations or statements electronically through the Internet to an email address specified by it for such purpose. The Fund acknowledges that such transmissions through use of the Internet are not encrypted and therefore are insecure. The Fund further acknowledges that there are other risks inherent in communicating through the Internet such as the possibility of virus contamination and disruptions in service, and agrees that Custodian shall not be responsible for any loss, damage or expense suffered or incurred by the Fund or any person claiming by or through the Fund as a result of the use of such methods.

         3. With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

         (a) Receive all income and other payments and advise the Fund, or the Fund's agent, as promptly as practicable of any such amounts due but not paid;

         (b) Present for payment and receive the amount paid upon all Securities which may mature and advise the Fund or the Fund's agent as promptly as practicable of any such amounts due but not paid;

         (c) Forward to the Fund, or the Fund's agent, copies of all information or documents that it may receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

         (d) Execute, as custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

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

         (e) Hold directly, or through the Book-Entry System or a Depository all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

         (f) Endorse for collection checks, drafts or other negotiable instruments.

         4. (a) Custodian shall notify the Fund, or the Fund's agent, of such rights or discretionary actions or of the date or dates by when such rights must be exercised or such action must be taken provided that Custodian has received, from the issuer or the relevant Depository, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify the Fund or the Fund's agent, as the case may be.

         (b) Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer optional rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive Written Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may specify). Absent Custodian's timely receipt of such Written Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

         5. All voting rights with respect to Securities, however registered, shall be exercised by the Fund or its designee. Custodian's only duty shall be to mail to the Fund, or the Fund's agent, any documents (including proxy statements, annual reports and signed proxies) received by Custodian relating to the exercise of such voting rights.

         6. Custodian shall promptly advise the Fund, or the Fund's agent, upon its notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian or a Depository holds any such Securities in which the Fund has an interest as part of a fungible mass, Custodian or such Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

         7. Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

         8. The Fund shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto ("Taxes"), with respect to any cash or Securities held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian for the amount of any Tax that Custodian or any withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash for the timely payment of such Tax in the


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

manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Fund, or the Fund's agent, of the additional amount of cash required, and the Fund shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that the Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns, notwithstanding the termination of this Agreement.

         9. Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue directly or through its agent, standing Written Instructions with respect to foreign exchange transactions but Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of holding cash denominated in a foreign currency. Without limiting the foregoing, the Fund shall bear the risks that rules or procedures imposed by Depositories, exchange controls, asset freezes or other laws, rules, regulations or orders shall prohibit or impose burdens or costs on the transfer to, by or for the account of the Fund of property held outside the Fund's jurisdiction or denominated in a currency other than its home jurisdiction or the conversion of cash from one currency into another currency. Custodian shall not be obligated to substitute another currency for a currency whose transferability, convertibility or availability has been affected by such law, regulation, rule or procedure. Custodian shall not be liable to the Fund for any loss resulting from any of the foregoing events.

         10. To the extent that Custodian has agreed to provide pricing or other information services in connection with this Agreement, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities) reasonably believed by Custodian to be reliable to provide such information. The Fund understands that certain pricing information with respect to complex financial instruments (e.g., derivatives) may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where vendors do not provide information for particular Securities or other property, an Authorized Person may advise Custodian regarding the fair market value of, or provide other information with respect to, such Securities or property as determined by it in good faith. Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder.

         11. Custodian shall promptly send to the Fund (a) any reports it receives from a Depository on such Depository's system of internal accounting control, and (b) such reports on its own system of internal accounting control as the Fund may reasonable request from time to time.

         12. From time to time Custodian may make available to the Fund or its agent(s) certain investment and analytic tools ("Tools") which may be used to evaluate Securities in the Account and compliance with the Fund's investment guidelines and investment criteria. Such Tools, whether or not modified to meet specific needs of the Fund, are provided "AS IS" and CUSTODIAN DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TOOLS, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, CUSTODIAN SHALL NOT BE LIABLE FOR ANY LOSS, EXPENSE, DAMAGE, LIABILITY OR CLAIM SUFFERED OR INCURRED BY THE FUND OR ANY OTHER PERSON AS A RESULT OF USE OF, OR RELIANCE UPON, ANY TOOLS BY THE FUND OR ANY OTHER PERSON.



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                                   ARTICLE IV
                      PURCHASE AND SALE OF U.S. SECURITIES;
                               CREDITS TO ACCOUNTS

         1. Promptly after each purchase or sale of Securities by the Fund, an Authorized Person shall deliver to Custodian Written Instructions, or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral Instructions specifying all information necessary for Custodian to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

         2. The Fund understands that when Custodian is given Oral or Written Instructions to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. The Fund assumes full responsibility for all credit risks involved in connection with Custodian's delivery of Securities pursuant to such Oral or Written Instructions.

         3. Custodian may, as a matter of bookkeeping convenience or by separate agreement with the Fund, credit an Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be "final" until Custodian shall have received immediately available funds which under applicable law or rule are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

                                    ARTICLE V
                           OVERDRAFTS OR INDEBTEDNESS

         1. If Custodian should in its sole discretion advance funds on behalf of any Series which results in an overdraft (including, without limitation, any daylight overdraft) because the money held by Custodian in an Account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Series, as set forth in a Certificate, Written Instructions or Oral Instructions, or if an overdraft arises in the separate account if a Series for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency, or if the Fund is for any other reason indebted to Custodian with respect to a Series, (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of Section 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum ordinarily charged by Custodian to its institutional customers, as such rate may be adjusted from time to time. In addition, the Fund hereby agrees that Custodian shall to the maximum extent permitted by law have a continuing lien, security interest, and security entitlement in and to any property, including without limitation, any investment property or any financial asset of such Series at any time held by Custodian for the benefit of such Series or in which such Series may have an interest which is then in Custodian's possession or control or in possession or control of any third party acting in Custodian's behalf. The Fund authorizes Custodian, in is sole discretion, at any time, to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to such Series' credit on Custodian's books.


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         2. If the Fund borrows money from any bank (including Custodian if the borrowing is pursuant to a separate agreement) for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for such borrowings, the Fund shall deliver to Custodian a Certificate specifying with respect to each such borrowing: (a) the Series to which such borrowing relates, (b) the name of the bank, (c) the amount of the borrowing,
(d) the time and date, if known, on which the loan is to be entered into, (e) the total amount payable to the Fund on the borrowing date, (f) the Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (g) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the '40 Act and the Fund's prospectus. Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral against payment by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue if any promissory note or loan agreement. Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this Section. The Fund shall cause all Securities released from collateral status to be returned directly to Custodian and Custodian shall receive from time to time, such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate, the Series, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by Custodian, Custodian shall not be under any obligation to deliver any Securities.

                                   ARTICLE VI
                          SALE AND REDEMPTION OF SHARES

         1. Whenever the Fund shall sell any shares issued by the Fund ("Shares") it shall deliver to Custodian a Certificate or Written Instructions specifying the amount of money and/or Securities to be received by Custodian for the sale of such Shares and specifically allocated to an Account for such Series.

         2. Upon receipt of such money, Custodian shall credit such money to an Account in the name of the Series for which such money was received.

         3. Except as provided hereinafter, whenever the Fund desires Custodian to make payment out of the money held by Custodian hereunder in conjunction with a redemption of any Shares, it shall furnish to Custodian a Certificate or Written Instructions specifying the total amount to be paid for such Shares. Custodian shall make payment of such total among to the transfer agent specified in such Certificate or Written Instructions out of the money held in an Account of the appropriate Series.

         4. Notwithstanding the above provisions regarding the redemption of any Shares, whenever any shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, Custodian, unless otherwise instructed by a Certificate or Written Instructions, shall upon presentment of such check, charge the amount thereof against the money held in the Account of the Series of the Shares being redeemed, provided, that if the Fund or its agent timely advises Custodian that such check is not to be honored, Custodian shall return such check unpaid.


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                                   ARTICLE VII
                      PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

         1. Whenever the Fund shall determine to pay a dividend or distribution on Shares, it shall furnish to Custodian Written Instructions or a Certificate setting forth, with respect to the Series specified therein, the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

         2. Upon the payment date specified in such Written Instructions or Certificate, Custodian shall pay out of the money held for the account of such Series the total amount payable to the dividend agent of the Fund specified therein.


                                  ARTICLE VIII
                              CONCERNING CUSTODIAN

         1. (a) Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims including attorneys' and accountants' fees (collectively, "Losses") incurred by or asserted against the Fund, except those Losses arising out of the negligence or wilful misconduct of Custodian. Custodian shall have no obligation hereunder for Losses which are sustained or incurred by reason of any action or inaction by the Book-Entry System or any Depository. In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement.

         (b) The Fund agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by the Fund; provided, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian's negligence or wilful misconduct. This indemnity shall be a continuing obligation of the Fund, its successors and assigns, notwithstanding the termination of this Agreement.

         2. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for, any losses incurred by the Fund or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market.

         3. Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

         4. Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

         5. Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

         6. The Fund shall pay to Custodian the fees and charges in such amount and payable in such manner as shall be mutually agreed. The Fund shall be responsible for all costs associated with the conversion of the Fund's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Fund shall also be responsible for Custodian's out-of-pocket expenses which are a normal incident of the services provided hereunder. Custodian may debit any Account for amounts payable hereunder which remain in arrears for over 60 days. Custodian agrees, upon the Fund's request, to invoice the Fund's agent directly for all fees and other charges due hereunder, provided, however, that such action shall not be construed to relieve the Fund of responsibility for all fees and other charges for services provided to it hereunder.


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


         7. In addition to the rights of Custodian under applicable law and other agreements, at any time when the Fund shall not have honored any and all of its obligations to Custodian, Custodian shall have the right without notice to the Fund to retain or set-off, against such obligations of the Fund, any Securities or cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of the Fund, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to the Fund. Any such asset of, or obligation to, the Fund may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

         8. (a) Subject to the terms below, Custodian shall be entitled to rely upon any Certificate or Written or Oral Instruction actually received by Custodian and reasonably believed by Custodian to be duly authorized and delivered. An Authorized Person shall forward to Custodian Written Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Written Instructions are not received or that contrary Written Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian.

         (b) If Custodian receives Certificates or Written Instructions which appear on their face to have been transmitted by an Authorized Person via (i) computer, facsimile, email, the Internet or other insecure electronic method, or
(ii) secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys, the Fund understands and agrees that Custodian cannot determine the identity of the actual sender of such Certificates or Written Instructions and that Custodian shall conclusively presume that such Certificates or Written Instructions have been sent by an Authorized Person. The Fund shall be responsible for ensuring that only Authorized Persons transmit such Certificates or Written Instructions to Custodian and that all Authorized Persons treat applicable user and authorization codes, passwords and/or authentication keys with extreme care.

         (c) The Fund acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting Certificates and Written Instructions to Custodian and that there may be more secure methods of transmitting Certificates and Written Instructions than the method(s) selected by the Fund or its agent. The Fund agrees that the security procedures (if any) to be followed in connection with its transmission of Certificates and Written Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

         (d) If the Fund, or the Fund's agent, elects to transmit Written Instructions through an on-line communication system offered by Custodian, use thereof shall be subject to the Terms and Conditions attached hereto as Appendix
I. If the Fund, or the Fund's agent, elects (with Custodian's prior consent) to transmit written instructions through an on-line communications service owned or operated by a third party, the Fund agrees that Custodian shall not be responsible or liable for the reliability or availability of any such service.

         9. The books and records pertaining to the Fund which are in the possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the '40 Act and the rules thereunder. The Fund, or its authorized representatives, shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund, Custodian shall provide in hard copy or on computer disc, any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

         10. It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect.

         11. Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that Custodian shall use its best efforts to resume performance as soon as practicable under the circumstances.

         12. Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

         13. Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

                                   ARTICLE IX
                                   TERMINATION

         1. Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall not be less than ninety (90) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be followed, within a reasonable time, by a copy of a resolution of the board of the Fund, certified by the Secretary or Assistant Secretary, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and divided profits. In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or Assistant Secretary, designating a successor custodian or custodians. In the absence of such designation by the Fund, Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date, deliver to the successor custodian all Securities and money then owned by the Fund and held by it as custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

         2. If a successor custodian is not designated by the Fund or Custodian in accordance with the preceding Section, The Fund shall upon the date specified in the notice of termination of the Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money, be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

                                    ARTICLE X
                                  MISCELLANEOUS

         1. The Fund agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Oral Instructions and Written Instructions of such present Authorized Persons.

         2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at One Wall Street - Financial Institutions Division, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it c/o Circle Trust Company at its offices at Metro Center, One Station Place, 7th Floor, Stamford, CT 06902, or at such other place as the Fund may from time to time designate in writing.

         4. Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

         5. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

         6. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

         7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         IN WITNESS WHEREOF, the Fund and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                       The North Country Funds

                                       By:
                                       ---------------------------------
                                       Sean Kelly
                                       Title: President

                                       Tax Identification Nos:
                                       Equity Growth Fund  22-3765269
                                       Intermediate Bond Fund  22-3765268

                                       THE BANK OF NEW YORK

                                       By:

                                       Title: Vice President

                                   APPENDIX I

                              THE BANK OF NEW YORK
                  ON-LINE COMMUNICATIONS SYSTEM (THE "SYSTEM")

                              TERMS AND CONDITIONS


         1. License; Use. (a) This Appendix I shall govern the Fund's use of the System and any computer software provided by Custodian to the Fund in connection herewith (collectively, the "Software"). In the event of any conflict between the terms of this Appendix I and the main body of this Agreement with respect to the Fund's use of the System, the terms of this Appendix I shall control.

         (b) Upon delivery to the Fund of Software and/or System access codes, Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Software and the System solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). The Fund shall use the Software and the System solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to the Fund with respect to the Software or the System. The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software and the System, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof. The Fund further acknowledges that all or a part of the Software or the System may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with respect to the Software or the System inconsistent with the foregoing acknowledgments, nor shall the Fund attempt to decompile, reverse engineer or modify the Software. The Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian's prior written consent. The Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian's request.

         (c) If the Fund subscribes to any database service provided by Custodian in connection with its use of the System, delivery of such database to the Fund shall constitute the granting by Custodian to the Fund of a non-exclusive, non-transferable license to use such database for so long as this Appendix I is in effect. It is understood and agreed that any database supplied by Custodian is derived from sources which Custodian believes to be reliable but Custodian does not, and cannot for the fees charged, guarantee or warrant that the data is correct, complete or current. All such databases are provided as an accommodation by Custodian to its customers and are compiled without any independent investigation by Custodian. However, Custodian will endeavor to update and revise each database on a periodic basis as Custodian, in its discretion, deems necessary and appropriate. The Fund also agrees that the Fund will promptly install all updates and revisions to each database which Custodian provides and that Custodian cannot bear any responsibility whatsoever for the Fund's failure to do so. CUSTODIAN IS NOT RESPONSIBLE FOR ANY RESULTS OBTAINED BY THE FUND FROM USE OF DATABASE SERVICES PROVIDED BY CUSTODIAN.

         2. Equipment. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

         3. Proprietary Information. The Software, any data base and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of Custodian or its suppliers. However, for the avoidance of doubt, reports generated by the Fund containing information relating to the Account(s) are not deemed to be within the meaning of the term "Information". The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the licenses granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control. The provisions of this Section 3 shall not affect the copyright status of any of the Information which may be copyrighted and shall apply to all information whether or not copyrighted.

         4. Modifications. Custodian reserves the right to modify the Software from time to time and the Fund shall install new releases of the Software as Custodian may direct. The Fund agrees not to modify or attempt to modify the Software without Custodian's prior written consent. The Fund acknowledges that any modifications to the Software, whether by the Fund or Custodian and whether with or without Custodian's consent, shall become the property of Custodian.

         5. NO REPRESENTATIONS OR WARRANTIES. CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, THE SYSTEM, ANY SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE FUND ACKNOWLEDGES THAT THE SOFTWARE, THE SYSTEM, ANY SERVICES AND ANY DATABASE ARE PROVIDED "AS IS." TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH THE FUND MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

         6. Security; Reliance; Unauthorized Use. Custodian will establish security procedures to be followed in connection with the System. The Fund understands and agrees that the security procedures are intended to determine whether instructions received by Custodian through the System are authorized but are not (unless otherwise specified in writing) intended to detect any errors contained in such instructions. The Fund will cause all persons utilizing the Software and the System to treat all applicable user and authorization codes, passwords and authentication keys with the highest degree of care and confidentiality. Custodian is hereby irrevocably authorized to comply with and rely upon on Written Instructions, whether or not authorized, received by it through the System in accordance with the security procedures. The Fund acknowledges that it is its sole responsibility to assure that only Authorized Persons use the System and that to the fullest extent permitted by applicable law Custodian shall not be responsible nor liable for any unauthorized use thereof or for any losses sustained by the Fund arising from or in connection with the use of the System or Custodian's reliance upon and compliance with Written Instructions received through the System.

         7. System Acknowledgments. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and the Fund may not claim that such transmission was received by Custodian.

         8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. THE FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORT ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

         9. Encryption. The Fund acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. The Fund agrees that Custodian may deactivate any encryption features at any time, without notice or liability to the Fund, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

         10. On-Line Inquiry and Modification of Records. In connection with the Fund's use of the System, Custodian may, at the Fund's request, permit the Fund to enter data directly into a Custodian database for the purpose of modifying certain information maintained by Custodian's systems, including, but not limited to, change of address information. To the extent that the Fund is granted such access, the Fund agrees to indemnify and hold Custodian harmless from all loss, liability, cost, damage and expense (including attorney's fees and expenses) to which Custodian may be subjected or which may be incurred in connection with any claim which may arise out of or as a result of changes to Custodian database records initiated by the Fund.

                        CERTIFICATE OF AUTHORIZED PERSONS
            (The Fund - Certificates; Oral and Written Instructions)


         The undersigned hereby certifies that he is the duly elected and acting President of The North Country Funds (the "Fund") and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Declaration of Trust and By-Laws to deliver Certificates and Oral and Written Instructions to The Bank of New York pursuant
to the Custody Agreement between the Fund and Custodian dated               ,
                                                             ---------------
and that the signatures appearing opposite their names are true and correct:

         Sean Kelly                  President

         Name                          Title                  Signature

         Andrew Rogers               Treasurer

         Name                          Title                  Signature

         James Colantino        Assistant Treasurer

         Name                          Title                  Signature

         Name                          Title                  Signature

         Name                          Title                  Signature

         Name                          Title                  Signature

         Name                          Title                  Signature

         Name                          Title                  Signature

         Name                          Title                  Signature

         This certificate supersedes any certificate of authorized individuals you may currently have on file.


         [corporate seal]                                 Sean Kelly
                                                          Title: President

                                                          Date:

                      CUSTODY ACCOUNT AGENCY AUTHORIZATION


         Reference is made to the Custody Agreement (the "Custody Agreement")
dated as of                      between The North Country Funds (the "Fund")
           ----------------------
and The Bank of New York ("BNY").

         This is to advise BNY that for the account(s) identified below the Fund has duly authorized the following third party service providers (each, a "Service Provider") to act as the Fund's agent for the purpose of (a) receiving reports, advices and other information from BNY under the Custody Agreement, (b) delivering Certificates, Oral and Written Instructions to BNY (as defined in the Custody Agreement), and/or (c) buying and selling foreign currency (on a spot and forward basis) and options to buy and sell foreign currency, as such purposes are designated below, and to confirm to BNY that all actions taken by BNY in reliance upon such authorization (whether in its capacity as custodian or counterparty) shall be binding on the Fund and the beneficial owner of such account(s).

Service Provider               Account Title/Number    Inst.     F/X

Circle Trust Company
---------------------      ------------------------    -----     -----


---------------------      ------------------------    -----     -----


---------------------      ------------------------    -----     -----


---------------------      ------------------------    -----     -----


---------------------      ------------------------    -----     -----


---------------------      ------------------------    -----     -----


                                             The North Country Funds

  [corporate                                 By
      seal]                                  ------------------------
                                             Sean Kelly
                                             Title: President

                                             Date:

                        CERTIFICATE OF AUTHORIZED PERSONS
        (Service Provider - Certificates; Oral and Written Instructions)

Re:      Account Name:

         Account Number:

         The undersigned hereby certifies that he is the duly elected and acting Senior Vice President of Circle Trust Company (the "Service Provider"), and further certifies that the following officers or employees of the Service Provider have been duly authorized in conformity with the Service Provider's organizational documents to deliver oral and written instructions to The Bank of New York ("BNY") with respect to the above-referenced Account, and that the signatures appearing opposite their names are true and correct:

--------------------------   ---------------------     -------------------------
         Name                      Title                       Signature

--------------------------   ---------------------     -------------------------
         Name                      Title                       Signature

--------------------------   ---------------------     -------------------------
         Name                      Title                       Signature

--------------------------   ---------------------     -------------------------
         Name                      Title                       Signature

--------------------------   ---------------------     -------------------------
         Name                      Title                       Signature

--------------------------   ---------------------     -------------------------
         Name                      Title                       Signature

--------------------------   ---------------------     -------------------------
         Name                      Title                       Signature

--------------------------   ---------------------     -------------------------
         Name                      Title                       Signature

--------------------------   ---------------------     -------------------------
         Name                      Title                       Signature

         This certificate supersedes any certificate of authorized individuals you may currently have on file.


         [seal]

                                 Bruce Potter
                          Title: Senior Vice President

                          Date:

                        CERTIFICATE OF AUTHORIZED PERSONS
                          (The Fund - Foreign Exchange)

         The undersigned hereby certifies that he/ is the duly elected and acting President of The North Country Funds (the "Fund"), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Declaration of Trust and By-Laws to enter into contracts with The Bank of New York ("BNY") to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the Fund or any Account ("F/X Transactions"), and that the signatures appearing opposite their names are true and correct:

Sean Kelly                 President
Name                         Title                  Signature

Andrew Rogers              Treasurer
Name                         Title                  Signature

James Colantino       Assistant Treasurer
Name                         Title                  Signature

Name                         Title                  Signature

Name                         Title                  Signature

and further certifies that the following officers or employees of the Service Provider have been duly authorized in conformity with the Service Provider's organizational documents to confirm, orally and in writing, the terms of F/X by the Service Provider with BNY and that the signatures appearing opposite their names are true and correct:

----------------------      ---------------------     --------------------------
         Name                      Title                        Signature

----------------------      ---------------------     --------------------------
         Name                      Title                        Signature

----------------------      ---------------------     --------------------------
         Name                      Title                        Signature

----------------------      ---------------------     --------------------------
         Name                      Title                        Signature


         This certificate supersedes any certificate of authorized individuals you may currently have on file.


   [corporate                                  -------------------------------
        seal]                                  Bruce Potter
                                               Title: Senior Vice President

                                               Date:

                        CERTIFICATE OF AUTHORIZED PERSONS
                      (Service Provider - Foreign Exchange)


Re:      Account Name:

         Account Number:


         The undersigned hereby certifies that he is the duly elected and acting Senior Vice President of Circle Trust Company (the "Service Provider"), and further certifies that the following officers or employees of the Service Provider have been duly authorized in conformity with the Service Provider's organizational documents to enter into contracts with The Bank of New York ("BNY") to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the above-referenced Account ("F/X Transactions"), and that the signatures appearing opposite their names are true and correct:

----------------------       ---------------------      -----------------------
         Name                       Title                     Signature

----------------------       ----------------------     -----------------------
         Name                       Title                     Signature

----------------------       ---------------------     ------------------------
         Name                       Title                     Signature

----------------------       ---------------------     ------------------------
         Name                       Title                     Signature

----------------------       ---------------------     ------------------------
         Name                       Title                     Signature

and further certifies that the following officers or employees of the Service Provider have been duly authorized in conformity with the Service Provider's organizational documents to confirm, orally and in writing, the terms of F/X Transactions entered by the Service Provider with BNY, and that the signatures appearing opposite their names are true and correct:

----------------------        ---------------------     -----------------------
         Name                       Title                     Signature

----------------------        ---------------------     -----------------------
         Name                       Title                     Signature

----------------------        ---------------------     -----------------------
         Name                       Title                     Signature

         This certificate supersedes any certificate of authorized individuals you may currently have on file.


       [seal]
                                                   ----------------------------
                                                   Bruce Potter
                                                   Title: Senior Vice President

                                                   Date:

                                  CERTIFICATION


         The undersigned,               , hereby certifies that she is
                         ---------------
the duly elected and acting Secretary of The North Country Funds, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Fund"), and further certifies that the following resolution was adopted by
the Board of Directors of the Fund on                     , and that such
                                     ---------------------
resolution has not been modified or rescinded and is in full force and effect as of the date hereof:

         RESOLVED, that the Fund is hereby authorized to enter into any contracts to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency, whether pursuant to oral, telex, SWIFT, facsimile or electronic instructions or otherwise, and that The Bank of New York is hereby authorized to act and rely on any such instructions, as understood by it and believed by it to be genuine; and, in connection with any such transaction, any officer, employee or agent as designated by the Fund may execute and deliver, in the name and on behalf of the Fund, any and all agreements and confirmations containing any terms, conditions, representations, warranties, covenants, amendments, waivers, releases and instructions whatsoever and incur and pay any fees, costs, expenses, liabilities and claims, all without limitation.



         [seal]
                                                ----------------------------
                                                Secretary

                                   SCHEDULE I

                                     SERIES


                            North Country Growth Fund

                      North Country Intermediate Bond Fund